UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2013

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100

Tampa, Florida 33607

(813) 421-7605

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 31, 2012, Walter Investment Management Corp. (the “Company”) entered into a Stock Purchase Agreement by and among the Company, Security One Lending (“S1L”), JAM Special Opportunities Fund II, L.P., and the other sellers listed in the agreement (JAM Special Opportunities Fund II, L.P. and the other sellers being referred to collectively as the “Sellers”), whereby the Company agreed to acquire all of the outstanding stock of S1L (the “Purchase Agreement”). A summary of certain provisions of the Purchase Agreement, including the consideration paid and payable thereunder is set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7, 2013, and is incorporated into this Item 2.01 by reference. On April 30, 2013, the Company completed the transaction in accordance with the Purchase Agreement.

The aforementioned summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement filed as Exhibit 2.1 hereto and incorporated into this Item 2.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement dated December 31, 2012 by and among Walter Investment Management Corp., Security One Lending, JAM Special Opportunities Fund II, L.P., as a stockholder seller and as the sellers’ representative, and the other sellers listed on the signature pages thereto.* (incorporated by reference to Exhibit 2.4 to the Company’s Annual Report on Form 10-K filed with the SEC on March 18, 2013).

*	The Company hereby undertakes to furnish supplementally a copy of any omitted schedule, annex or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: May 6, 2013	By:	/s/ Stuart Boyd
Stuart Boyd, Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement dated December 31, 2012 by and among Walter Investment Management Corp., Security One Lending, JAM Special Opportunities Fund II, L.P., as a stockholder seller and as the sellers’ representative, and the other sellers listed on the signature pages thereto.* (incorporated by reference to Exhibit 2.4 to the Company’s Annual Report on Form 10-K filed with the SEC on March 18, 2013).

*	The Company hereby undertakes to furnish supplementally a copy of any omitted schedule, annex or exhibit to the U.S. Securities and Exchange Commission upon request.